UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934


Date of Report (Date of earliest event reported):    July 31, 2008

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)

                                    Delaware
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                 (State of other jurisdiction of incorporation)

                 0-20260                                6-1150326
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           (Commission File Numbers)          (IRS Employer Identification No.)

Two Manhattanville Road, Purchase, NY                        10577
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone no. including area code: (914) 253-8000
                                                --------------

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communication pursuant to Rule 425 under the Securities Act (17
     ___ CFR 230.425)

         Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
     ___ CFR 240.14a-12)

         Pre-commencement  communication  pursuant  to Rule  14d-2(b)  under the
     ___ Exchange Act (17 CFR 240.14d-2(b)

         Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under the
     ___ Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

                  On July 31, 2008, Registrant issued a press release, which is attached hereto as exhibit 99.1.

ITEM 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

            (c)  Exhibits

                 Exhibit No.     Description of Exhibit
                 ----------      ----------------------
                 99.1            Registrant's Press Release dated July 31, 2008.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                INTEGRAMED AMERICA, INC.
                                                (Registrant)




Date:    July 31, 2008                      By:  /s/John W. Hlywak, Jr.
                                                 ------------------------------
                                                 John W. Hlywak, Jr.
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)